EXHIBIT 10.14



                       GUARANTEE AND COLLATERAL AGREEMENT

                                   dated as of

                                January 31, 2003,

                                      among

                           WKI Holding Company, Inc.,

                             the Subsidiary Parties
                               identified herein,

                                       and

                              JPMORGAN CHASE BANK,
                               as Collateral Agent

ARTICLE I     Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . .2
     SECTION 1.01.     Credit Agreement . . . . . . . . . . . . . . . . . . . .2
     SECTION 1.02.     Other Defined Terms . . . . . . . . . . . . . . . . . . 2
ARTICLE II     Guarantee . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
     SECTION 2.01.     Guarantee . . . . . . . . . . . . . . . . . . . . . . . 9
     SECTION 2.02.     Guarantee of Payment . . . . . . . . . . . . . . . . . .9
     SECTION 2.03.     No Limitations, Etc . . . . . . . . . . . . . . . . . .10
     SECTION 2.04.     Reinstatement . . . . . . . . . . . . . . . . . . . . .10
     SECTION 2.05.     Agreement To Pay; Subrogation . . . . . . . . . . . . .11
     SECTION 2.06.     Information . . . . . . . . . . . . . . . . . . . . . .11
ARTICLE III     Pledge of Securities . . . . . . . . . . . . . . . . . . . . .11
     SECTION 3.01.     Pledge . . . . . . . . . . . . . . . . . . . . . . . . 11
     SECTION 3.02.     Delivery of the Pledged Collateral . . . . . . . . . . 12
     SECTION 3.03.     Representations, Warranties and Covenants . . . . . . .12
     SECTION 3.04.     Certification of Limited Liability Company and Limited
                       Partnership Interests . . . . . . . . . . . . . . . . .13
     SECTION 3.05.     Registration in Nominee Name; Denominations . . . . . .14
     SECTION 3.06.     Voting Rights; Dividends and Interest, Etc . . . . . . 14
ARTICLE IV     Security Interests in Personal Property . . . . . . . . . . . .15
     SECTION 4.01.     Security Interest . . . . . . . . . . . . . . . . . . .15
     SECTION 4.02.     Representations and Warranties . . . . . . . . . . . . 17
     SECTION 4.03.     Covenants . . . . . . . . . . . . . . . . . . . . . . .19
     SECTION 4.04.     Other Actions . . . . . . . . . . . . . . . . . . . . .22
     SECTION 4.05.     Covenants Regarding Patent, Trademark and Copyright
                       Collateral . . . . . . . . . . . . . . . . . . . . . . 24
     SECTION 4.06.     Lockbox System . . . . . . . . . . . . . . . . . . . . 26
ARTICLE V     Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . .27
     SECTION 5.01.     Remedies Upon Default . . . . . . . . . . . . . . . . .28
     SECTION 5.02.     Application of Proceeds . . . . . . . . . . . . . . . .29
     SECTION 5.03.     Grant of License to Use Intellectual Property . . . . .30
     SECTION 5.04.     Securities Act, etc . . . . . . . . . . . . . . . . . .30
     SECTION 5.05.     Registration, etc . . . . . . . . . . . . . . . . . . .31
ARTICLE VI     Indemnity, Subrogation and Subordination . . . . . . . . . . . 31

     SECTION 6.01.     Indemnity and Subrogation . . . . . . . . . . . . . . .31
     SECTION 6.02.     Contribution and Subrogation . . . . . . . . . . . . . 32
     SECTION 6.03.     Subordination . . . . . . . . . . . . . . . . . . . . .32
ARTICLE VII     Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . 32
     SECTION 7.01.     Notices . . . . . . . . . . . . . . . . . . . . . . . .32
     SECTION 7.02.     Security Interest Absolute . . . . . . . . . . . . . . 33
     SECTION 7.03.     Survival of Agreement . . . . . . . . . . . . . . . . .33
     SECTION 7.04.     Binding Effect; Several Agreement . . . . . . . . . . .33
     SECTION 7.05.     Successors and Assigns . . . . . . . . . . . . . . . . 33
     SECTION 7.06.     Collateral Agent's Fees and Expenses; Indemnification .33
     SECTION 7.07.     Collateral Agent Appointed Attorney-in-Fact . . . . . .35
     SECTION 7.08.   GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . .35
     SECTION 7.09.     Waivers; Amendment . . . . . . . . . . . . . . . . . . 35
     SECTION 7.10.     WAIVER OF JURY TRIAL . . . . . . . . . . . . . . . . . 36
     SECTION 7.11.     Severability . . . . . . . . . . . . . . . . . . . . . 36
     SECTION 7.12.     Counterparts . . . . . . . . . . . . . . . . . . . . . 36
     SECTION 7.13.     Headings . . . . . . . . . . . . . . . . . . . . . . . 36
     SECTION 7.14.     Jurisdiction; Consent to Service of Process. . . . . . 36
     SECTION 7.15.     Termination or Release . . . . . . . . . . . . . . . . 37
     SECTION 7.16.     Additional Subsidiaries . . . . . . . . . . . . . . . .38
     SECTION 7.17.     Right of Setoff . . . . . . . . . . . . . . . . . . . .38
     SECTION 7.18.     References to Credit Agreements and Indenture . . . . .38

Schedules
Schedule I          Subsidiary Parties
Schedule II         Equity Interests; Debt Securities
Schedule III        Commercial Tort Claims
Schedule IV         Excluded Inventory
Schedule 4.06(d)    Harris Bank Lockbox Agreement
Schedule V          Intellectual Property
Schedule VI         Insurance Requirements
Schedule VII        Excluded Licenses

Exhibits
--------
Exhibit I           Form of Supplement to the Guarantee and
                    Collateral Agreement
Exhibit II          Form of Perfection Certificate
Exhibit III         Form of Lockbox Agreement

                    GUARANTEE AND COLLATERAL AGREEMENT dated as of January 31,
               2003 (this "Agreement"), among WKI HOLDING COMPANY, INC., a
                           ---------
               Delaware corporation (the "Company"), the Subsidiary Parties
                                          -------
               identified herein and JPMORGAN CHASE BANK, a New York banking corporation ("JPMCB"), as collateral agent (in such capacity, the
                             -----
               "Collateral Agent") for the Secured Parties (as defined below).
                ----------------

          A. Reference is made to (a) the Intercreditor Agreement dated as of January 31, 2003 (as amended, supplemented, waived or otherwise modified from time to time, the "Intercreditor Agreement"), among the Collateral Agent, the
                   -----------------------
Company and each of the Secured Parties; (b) the Revolving Credit Agreement dated as of January 31, 2003 (as amended, supplemented, waived or otherwise modified from time to time, the "Revolving Credit Agreement"), among the
                                 --------------------------
Company, the lenders from time to time party thereto (the "Revolving Lenders")
                                                           -----------------
and JPMCB, as administrative agent (the "Revolving Agent"), (c) the Term Loan
                                         ---------------
Credit Agreement dated as of January 31, 2003 (as amended, supplemented, waived or otherwise modified from time to time, the "Term Loan Credit Agreement"),
                                              --------------------------
among the Company, the lenders from time to time party thereto (the "Term Loan
                                                                     ---------
Lenders") and JPMCB, as administrative agent (the "Term Loan Agent") (JPMCB, in
-------                                            ---------------
its capacity as the Revolving Agent and the Term Loan Agent, the "Administrative
                                                                  --------------
Agent") and (d) the Indenture dated as of January 31, 2003 (as amended,
-----
supplemented, waived or otherwise modified from time to time, the "Indenture"),
                                                                   ---------
for the 12% Senior Subordinated Notes due 2010 (the "Senior Subordinated Notes")
                                                     -------------------------
among the Company, U.S. Bank National Association, as trustee (the "Trustee"),
                                                                    -------
and the Subsidiary Guarantors party thereto (the "Subsidiary Guarantors").
                                                  ---------------------

          B. The Revolving Lenders have agreed to extend credit to the Company in an aggregate principal amount of up to $75,000,000 pursuant to the Revolving Credit Agreement.

          C. The Term Loan Lenders have agreed to accept the obligations of the Company under the Term Loan Credit Agreement in an aggregate principal amount of 240,050,000 as partial consideration for the termination and discharge of all obligations owed to the Term Loan Lenders under the Old Credit Agreement (as defined in the Term Loan Credit Agreement) pursuant to the terms and conditions of the Emergence Plan.

          D. The holders of the Senior Subordinated Notes (the "Noteholders") have agreed to accept the obligations of the Company under the
 -----------
Indenture as partial consideration for the termination and discharge of all obligations owed to the Term Loan Lenders under the Old Credit Agreement pursuant to the terms and conditions of the Emergence Plan.

          E. The obligations of the Revolving Lenders to extend credit to the Company and of the Term Loan Lenders and the Noteholders to accept the Company's obligations under the Term Loan Credit Agreement and the Indenture, respectively, are conditioned upon, among other things, the execution and delivery of this Agreement. The Subsidiary Parties are affiliates of the Company, will derive substantial benefits from the extension of credit to the Company pursuant to the Revolving Credit Agreement and the acceptance of the Company's obligations under the Term Loan Credit Agreement and the Indenture and are willing to execute and deliver this Agreement in order to induce the

Revolving Lenders, the Term Loan Lenders and Noteholders, respectively, to extend such credit and accept such obligations.

          Accordingly, each of the parties hereto agrees as follows:

                                    ARTICLE I

                                   Definitions
                                   -----------

          SECTION 1.01.  Credit Agreement.   Capitalized terms used in this
                         -----------------
Agreement and not otherwise defined herein have the meanings specified in the Revolving Credit Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; the term "instrument" shall have the meaning specified in Article 9 of the New York UCC.

          (b) The rules of construction specified in Section 1.03 of the Revolving Credit Agreement also apply to this Agreement.

          SECTION 1.02.  Other Defined Terms.  As used in this Agreement, the
                         --------------------
following terms have the meanings specified below:

          "Account Debtor" means any Person who is or who may become obligated
           --------------
to any Grantor under, with respect to or on account of an Account.

          "Actionable Default" means any Event of Default under and as defined
           ------------------
in (a) the Revolving Credit Agreement, (b) the Term Loan Credit Agreement or (c) the Indenture.

          "Administrative Agent" has the meaning assigned to such term in the
           --------------------
preamble hereto.

          "Agreement" has the meaning assigned to such term in the preamble
           ---------
hereto.

          "Article 9 Collateral" has the meaning assigned to such term in
           --------------------
Section 4.01.

          "Collateral" means Article 9 Collateral and Pledged Collateral.
           ----------

          "Collateral Agent" has the meaning assigned to such term in the
           ----------------
preamble hereto.

          "Collection Deposit Account" means a lockbox account of a Grantor
           --------------------------
maintained for the benefit of the Secured Parties with the Collateral Agent or with a Sub-Agent pursuant to a Lockbox Agreement.

          "Company" has the meaning assigned to such term in the preamble
           -------
hereto.

          "Concentration Account" means the cash collateral account established
           ---------------------
at the office of JPMorgan Chase Bank located at 270 Park Avenue, New York, NY 10017, in the name of the Collateral Agent, for purposes of this Agreement.

          "Copyright License" means any written agreement, now or hereafter in
           -----------------
effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

          "Copyrights" means all of the following now owned or hereafter
           ----------
acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule V.

          "Credit Agreements" means (a) the Revolving Credit Agreement and (b)
           -----------------
the Term Loan Credit Agreement.

          "Default" means any event or condition which constitutes an Actionable
           -------
Default or which upon notice, lapse of time or both would, unless cured or waived, become an Actionable Default.

          "Excluded Inventory" means the Inventory described on Schedule IV and
           ------------------
all proceeds thereof.

          "Federal Securities Laws" has the meaning assigned to such term in
           -----------------------
Section 5.04.

          "General Fund Account" means the account number 0000642546 established
           --------------------
at the office of JPMorgan Chase Bank located at 270 Park Avenue, New York, NY 10017 in the name of World Kitchen, Inc.

          "General Intangibles" means all "General Intangibles" as defined in
           -------------------
the New York UCC, including all choses in action and causes of action and all other intangible personal property of any Grantor of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts.

          "Grantors" means the Company and the Subsidiary Parties.
           --------

          "Guarantors" means the Subsidiary Parties.
           ----------

          "Indenture" has the meaning assigned to such term in the preamble
           ---------
hereto.

          "Indenture Documents" means the Indenture, the Senior Subordinated
           -------------------
Notes, this Agreement, the Intercreditor Agreement, and the other Indenture Security Documents.

          "Indenture Security Documents" has the meaning assigned to the term
           ----------------------------
"Security Documents" in the Indenture.

          "Intellectual Property" means all intellectual and similar property of
           ---------------------
every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, domain names, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

          "Intercreditor Agreement" has the meaning assigned to such term in the
           -----------------------
preamble hereto.

          "JPMCB" has the meaning assigned to such term in the preamble hereto.
           -----

          "Lenders" means (a) the Revolving Lenders and (b) the Term Loan
           -------
Lenders.

          "License" means any Patent License, Trademark License, Copyright
           -------
License or other license or sublicense agreement to which any Grantor is a party, other than those license or sublicense agreements (a) in existence on the date hereof and listed on Schedule V and (b) entered into after the date hereof, in each case that by their terms prohibit a grant of a security interest by such Grantor as licensee thereunder provided, that (i) in the case of clause (b),
                               --------
such Grantor has used commercially reasonable efforts to prevent the inclusion of such a prohibition over such license or sublicense and (ii) in the case of any licenses or sublicenses excluded pursuant to clauses (a) and (b), such licenses or sublicenses, individually or in the aggregate, are not material to the business of such Grantor.

          "Loans" means (a) the Revolving Loans and (b) the Term Loans.
           -----

          "Lockbox Agreement" means a Lockbox Agreement substantially in the
           -----------------
form of Exhibit III, among the applicable Grantors, the Collateral Agent and the Sub-Agent.

          "Lockbox System" has the meaning assigned to such term in Section
           --------------
4.06(a).

          "New York UCC" means the Uniform Commercial Code as from time to time
           ------------
in effect in the State of New York.

          "Noteholders" has the meaning assigned to such term in the preamble
           -----------
hereto.

          "Noteholder Obligations" means (a) the due and punctual payment by the
           ----------------------
Company of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Senior Subordinated Notes, when and as the same shall be due and payable, whether on an interest payment date, at maturity, by acceleration, repurchase, redemption or otherwise and interest on the overdue principal of and interest on the Senior Subordinated Notes (including, in each case, interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and

(ii) all other monetary obligations of the Company to any of the Noteholder Secured Parties under the Indenture and each of the other Indenture Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Company owed to any Noteholder Secured Party under or pursuant to the Indenture, the Senior Subordinated Notes and each of the other Indenture Documents, and (c) the due and punctual payment and performance of all the obligations of each Grantor owed to any Noteholder Secured Party under or pursuant to this Agreement, the Indenture, the Senior Subordinated Notes and each of the other Indenture Documents.

          "Noteholder Secured Parties" means the (a) the Noteholders, (b) JPMCB,
           --------------------------
as administrative agent under the Indenture, (c) the Trustee, (d) the Collateral Agent, (e) the beneficiaries of each indemnification obligation undertaken by the Company or any Subsidiary Guarantor under any Indenture Document and (f) the successors and assigns of each of the foregoing.

          "Obligations" means (a) the Revolving Obligations, (b) the Term Loan
           -----------
Obligations and (c) the Noteholder Obligations.

          "Old Credit Agreement" has the meaning assigned to such term in the
           --------------------
Term Loan Credit Agreement.

          "Patent License" means any written agreement, now or hereafter in
           --------------
effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

          "Patents" means all of the following now owned or hereafter acquired
           -------
by any Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule V, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

          "Perfection Certificate" means a certificate substantially in the form
           ----------------------
of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer and the chief legal officer of the Company.

          "Pledged Collateral" has the meaning assigned to such term in Section
           ------------------
3.01.

          "Pledged Debt Securities" has the meaning assigned to such term in
           -----------------------
Section 3.01.

          "Pledged Securities" means any promissory notes, stock certificates or
           ------------------
other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

          "Pledged Stock" has the meaning assigned to such term in Section 3.01.
           -------------

          "Proceeds" has the meaning specified in Section 9-102 of the New York
           --------
UCC.

          "Revolving Agent" has the meaning assigned to such term in the
           ---------------
preamble hereto.

          "Revolving Credit Agreement" has the meaning assigned to such term in
           --------------------------
the preamble hereto.

          "Revolving Lenders" has the meaning assigned to such term in the
           -----------------
preamble hereto.

          "Revolving Loan Documents" means the Revolving Credit Agreement, this
                    ---------------
Agreement, the Intercreditor Agreement, the other Revolving Security Documents and the documentation relating to any Letter of Credit.

          "Revolving Loans" means the loans made by the Revolving Lenders to the
           ---------------
Company pursuant to the Revolving Credit Agreement.

          "Revolving Obligations" means (a) the due and punctual payment by the
           ---------------------
Company of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Revolving Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and interest on the overdue principal of and interest on the Revolving Loans (including, in each case, interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, whether allowed or allowable in such proceeding), (ii) each payment required to be made by the Company under the Revolving Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) thereon and obligations to provide cash collateral, and (iii) all other monetary obligations of the Company to any of the Revolving Secured Parties under the Revolving Credit Agreement and each of the other Revolving Loan Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Company owed to any Revolving Secured Party under or pursuant to the Revolving Credit Agreement and each of the other Revolving Loan Documents,(c) the due and punctual payment and performance of all the obligations of each other Grantor owed to any Revolving Secured Party under or pursuant to this Agreement and each of the other Revolving Loan Documents and
(d) the due and punctual payment and performance of all obligations of each Grantor under each Swap Agreement that (i) is in effect on the Effective Date with a counterparty that is a Revolving Lender or an Affiliate of a Revolving Lender as of the Effective Date or (ii) is entered into after the Effective Date with any counterparty that is a Revolving Lender or an Affiliate of a Revolving Lender at the time such Swap Agreement is entered into.

          "Revolving Secured Parties" means (a) the Revolving Lenders, (b) the
           -------------------------
Revolving Agent, (c) the Issuing Bank, (d) the Collateral Agent, (e) each counterparty to any Swap Agreement with a Grantor the obligations under which constitute Revolving Obligations, (f) the beneficiaries of each indemnification obligation undertaken by any Grantor under any Revolving Loan Document and (g) the successors and assigns of each of the foregoing.

          "Revolving Security Documents" has the meaning assigned to the term
           ----------------------------
"Security Documents" in the Revolving Credit Agreement.

          "Secured Parties" means (a) the Revolving Secured Parties, (b) the
           ---------------
Term Loan Secured Parties and (c) the Noteholder Secured Parties.

          "Security Documents" means (a) the Revolving Security Documents, (b)
           ------------------
the Term Loan Security Documents and (c) the Indenture Security Documents.

          "Security Interest" has the meaning assigned to such term in Section
           -----------------
4.01.

          "Senior Subordinated Notes" has the meaning assigned to such term in
           -------------------------
the preamble hereto.

          "Specified Deposit Accounts" means (a) account number 323-137504 and
           --------------------------
(b) account number 586-900454, in each case located at JPMorgan Chase Bank in the name of a Grantor.

          "Sub-Agent" means a JPMCB, as Sub-Agent under the Lockbox Agreement.
           ---------

          "Subsidiary Guarantors" has the meaning assigned to such term in the
           ---------------------
preamble hereto.

          "Subsidiary Party" means (a) the Subsidiaries identified on Schedule I
           ----------------
and (b) each other Subsidiary that becomes a party to this Agreement as a Subsidiary Party after the Effective Date.

          "Term Loan Agent" has the meaning assigned to such term in the
           ---------------
preamble hereto.

          "Term Loan Credit Agreement" has the meaning assigned to such term in
           --------------------------
the preamble hereto.

          "Term Loan Lenders" has the meaning assigned to such term in the
           -----------------
preamble hereto.

          "Term Loan Documents" means the Term Loan Credit Agreement, this
           -------------------
Agreement, the Intercreditor Agreement and the other Term Loan Security
Documents.

          "Term Loan Obligations" means (a) the due and punctual payment by the
           ---------------------
Company of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Term Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and interest on the overdue principal of and interest on the Term Loans (including in each case, interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, whether allowed or allowable in such proceeding) and
(ii) all other monetary obligations of the Company to any of the Term Loan Secured Parties under the Term Loan Credit Agreement and each of the other Term Loan Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Company owed to any Term Loan Secured Party under or pursuant to the Term Loan Credit Agreement and each of the other Term Loan Documents, and (c) the due and punctual payment and performance of all the obligations of each other Grantor owed to any Term Loan Secured Party under or pursuant to this Agreement and each of the other Term Loan Documents.

          "Term Loans" means the loans made by the Term Loan Lenders to the
           ----------
Company pursuant to the Term Loan Credit Agreement.

          "Term Loan Secured Parties" means (a) the Term Loan Lenders, (b) the
           -------------------------
Term Loan Agent, (c) the Collateral Agent, (d) the beneficiaries of each indemnification obligation undertaken by any Grantor under any Term Loan Document and (e) the successors and assigns of each of the foregoing.

          "Term Loan Security Documents" has the meaning assigned to the term
           ----------------------------
"Security Documents" in the Term Loan Credit Agreement.

          "Trademark License" means any written agreement, now or hereafter in
           -----------------
effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

          "Trademarks" means all of the following now owned or hereafter
           ----------
acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof (if any), and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule V, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

          "Transaction Documents" means (a) the Revolving Loan Documents, (b)
           ---------------------
the Term Loan Documents and (c) the Indenture Documents.

          "Trustee" has the meaning assigned to such term in the preamble
           -------
hereto.

                                   ARTICLE II

                                    Guarantee
                                    ---------

          SECTION 2.01.  Guarantee.  Each Guarantor unconditionally guarantees,
                         ----------
jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Revolving Obligations and the Term Loan Obligations. Each Guarantor further agrees that the Revolving Obligations and the Term Loan Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Revolving Obligation or Term Loan Obligation. Each Guarantor waives presentment to, demand of payment from and protest to the Company or any other Grantor of any of the Revolving Obligations or the Term Loan Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

          SECTION 2.02.  Guarantee of Payment.  Each Guarantor further agrees
                         ---------------------
that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent, any other Revolving Secured Party or any other Term Loan Secured Party to any security held for the payment of the Revolving Obligations or the Term Loan Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent, any other Revolving Secured Party or any other Term Loan Secured Party in favor of the Company or any other Person.

          SECTION 2.03.  No Limitations, Etc.   (a) Except for termination of a
                         --------------------
Guarantor's obligations hereunder as expressly provided in Section 7.15, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Revolving Obligations, the Term Loan Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Collateral Agent, any other Revolving Secured Party or any other Term Loan Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Revolving Loan Document, Term Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Revolving Loan Document, Term Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, the guarantees pursuant to the Indenture; (iv) the failure to perfect any security interest in, or the release of, any security held by the Collateral Agent or any other Secured Party for the Obligations; (v) any default, failure or delay, wilful or otherwise, in the performance of the Obligations; or (vi) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Revolving Obligations and the Term Loan Obligations). Each Guarantor expressly authorizes the Collateral Agent, for the benefit of the Secured Parties, to take and hold security for the payment and performance of the Revolving Obligations and the Term Loan Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in its reasonable discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Revolving Obligations and the Term Loan Obligations, all without affecting the obligations of any Guarantor hereunder.

          (b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Company or any other Grantor or the unenforceability of the Revolving Obligations or the Term Loan Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Company or any other Grantor, other than the indefeasible payment in full in cash of all the Revolving Obligations and the Term Loan Obligations. Subject to the terms and conditions of the Intercreditor Agreement, the Collateral Agent, the other Revolving Secured Parties and the other Term Loan Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Revolving Obligations or the Term Loan Obligations, make any other accommodation with the Company or any other Grantor or exercise any other right or remedy available to them against the Company or any other Grantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Revolving Obligations and the Term Loan Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Company or any other Grantor, as the case may be, or any security.

          SECTION 2.04.  Reinstatement.  Each Guarantor agrees that its
                         --------------
guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Revolving Obligation or Term Loan Obligation is rescinded or must otherwise be restored by the Collateral Agent, any other Revolving Secured Party or any other Term Loan Secured Party upon the bankruptcy or reorganization of the Company, any other Grantor or otherwise.

          SECTION 2.05.  Agreement To Pay; Subrogation.  In furtherance of the
                         ------------------------------
foregoing and not in limitation of any other right that the Collateral Agent, any other Revolving Secured Party or any other Term Loan Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Company or any other Grantor to pay any Revolving Obligation or Term Loan Obligation when and as the same shall become due, whether on an interest payment date, at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Revolving Obligation and Term Loan Obligation. Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against the Company or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to
Article VI.

          SECTION 2.06.  Information.  Each Guarantor assumes all responsibility
                         ------------
for being and keeping itself informed of the Company's and each other Guarantor's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Revolving Obligations and the Term Loan Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent, the other Revolving Secured Parties or the other Term Loan Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

                                   ARTICLE III

                              Pledge of Securities
                              --------------------

          SECTION 3.01.  Pledge.  As security for the payment or performance, as
                         -------
the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of such Grantor's right, title and interest in, to and under (a) the shares of capital stock and other Equity Interests owned by it and listed on Schedule II and any other Equity Interests obtained in the future by such Grantor and the certificates representing all such Equity Interests (the "Pledged Stock"),
                                                          -------------
provided that the Pledged Stock (i) shall be limited to 65% of the issued and
--------
outstanding voting Equity Interests of any Foreign Subsidiary and (ii) shall not include the Equity Interests in World Kitchen do Brasil Ltda., unless World Kitchen do Brasil Ltda. is not liquidated or dissolved in accordance with the Credit Agreements and the Indenture prior to December 31, 2003; (b)(i) the debt securities listed opposite the name of such Grantor on Schedule II, (ii) any debt securities in the future issued to such Grantor and (iii) the promissory notes and any other instruments evidencing such debt securities (the "Pledged
                                                                      -------
Debt Securities"); (c) all other property that may be delivered to and held by
---------------
the Collateral Agent pursuant to the terms of this Section 3.01; (d) subject to
Section 3.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above and the property referred to in clause (c) above; (e) subject to Section 3.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), (c) and
(d) above; and (f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the "Pledged
                                                                        -------
Collateral").
----------

          TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, forever; subject, however, to the terms, covenants and
                                 -------  -------
conditions hereinafter set forth.

          SECTION 3.02.  Delivery of the Pledged Collateral.   (a) Each Grantor
                         -----------------------------------
agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities (other than the Stock Certificates listed on Schedule II(b)), provided that the stock certificates representing the Equity Interests
        --------
in World Kitchen Mexico, S. de R.L. de CV, WKM, S.dw.L.de.C.V. and World Kitchen Canada (EHI) shall be delivered within 30 days of the Effective Date, to the extent required by Section 5.13(d) of the Revolving Credit Agreement.

          (b) Each Grantor will cause any Indebtedness for borrowed money owed to such Grantor by any Person to be evidenced by a duly executed promissory note that is pledged and delivered to the Collateral Agent pursuant to the terms hereof.

          (c) Upon delivery to the Collateral Agent, (i) any Pledged Securities shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property composing part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II and made a part hereof, provided that failure to attach any such schedule hereto shall not
             --------
affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

          SECTION 3.03.  Representations, Warranties and Covenants.  The
                         ------------------------------------------
Grantors jointly and severally represent, warrant and covenant to and with the Collateral Agent, for the benefit of the Secured Parties, that:

          (a) Schedule II correctly sets forth the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and includes all Equity Interests, debt securities and promissory notes required to be pledged hereunder in order to satisfy the Collateral and Guarantee Requirement;

          (b) the Pledged Stock and Pledged Debt Securities have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock (other than any interests in any limited liability company), are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof;

          (c)  except for the security interests granted hereunder, each Grantor
(i) is and, subject to any transfers made in compliance with the Credit Agreements and the Indenture, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantor, (ii) holds the same free and clear of all Liens, other than Liens created by this Agreement, Permitted Encumbrances and transfers made in compliance with the Credit Agreements and the Indenture, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than Liens created by this Agreement, Permitted Encumbrances and transfers made in compliance with the Credit Agreements and the Indenture, and (iv) will defend its title or interest hereto or therein against any and all Liens (other than the Liens created by this Agreement and Permitted Encumbrances), however, arising, of all Persons;

          (d) except for restrictions and limitations imposed by the Transaction Documents or securities laws generally, the Pledged Collateral is and will continue to be freely transferable and assignable, and, except as permitted by the terms of the Credit Agreements and the Indenture, none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

          (e) each Grantor has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

          (f) no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

          (g) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations; and

          (h) the pledge effected hereby is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein.

          SECTION 3.04.  Certification of Limited Liability Company and Limited
                         ------------------------------------------------------
Partnership Interests.  Each interest in any domestic limited liability company
----------------------
or limited partnership controlled by any Grantor and pledged hereunder shall be represented by a certificate and in the organizational documents of such limited liability company or limited partnership, the Grantor shall elect to treat such interests as a "security" within the meaning of Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC.

          SECTION 3.05.  Registration in Nominee Name; Denominations.  The
                         --------------------------------------------
Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent. Each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor. The Collateral Agent shall at all times (a) after the occurrence and during the continuance of an Actionable Default or (b) with the consent of the Company, have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

          SECTION 3.06.  Voting Rights; Dividends and Interest, Etc. (a) Unless
                         -------------------------------------------
and until an Actionable Default shall have occurred and be continuing:

          (i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreements, the Indenture and the other Transaction Documents; provided that such rights and powers shall not be
                            --------
     exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement, the Credit Agreements, the Indenture or any other Transaction Document or the ability of the Secured Parties to exercise the same.

          (ii) The Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

          (iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreements, the Indenture, the other Transaction Documents and applicable laws; provided that any noncash
                                                --------
     dividends, interest, principal or other distributions that would constitute Pledged Stock or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

          (b) Upon the occurrence and during the continuance of an Actionable Default, all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph
(a)(iii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 3.06 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the

Collateral Agent in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02. After all Actionable Defaults have been cured or waived and (i) the Company has delivered to the Collateral Agent a certificate to that effect or (ii) the Company and the required parties under the Credit Agreements and the Indenture, as applicable, have executed a waiver or waivers of such Actionable Default, the Collateral Agent shall, promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section
3.06 and that remain in such account.

          (c) Upon the occurrence and during the continuance of an Actionable Default, all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this
Section 3.06, and the obligations of the Collateral Agent under paragraph
(a)(ii) of this Section 3.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the requisite Secured Parties in
--------
accordance with the Intercreditor Agreement, the Collateral Agent shall have the right from time to time following and during the continuance of an Actionable Default to permit the Grantors to exercise such rights. After all Actionable Defaults have been cured or waived and (i) the Company has delivered to the Collateral Agent a certificate to that effect or (ii) the Company and the required parties under the Credit Agreements and the Indenture, as applicable, have executed a waiver or waivers of such Actionable Default, each Grantor will have the right to exercise the voting and consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

                                   ARTICLE IV

                     Security Interests in Personal Property
                     ---------------------------------------

          SECTION 4.01.  Security Interest.  (a) As security for the payment or
                         ------------------
performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the "Security Interest") in all right, title and interest in or to any
               -----------------
and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Article 9 Collateral"):
 --------------------

          (i) all Accounts including, without limitation, the Specified Deposit Accounts;

          (ii)  all Chattel Paper;

          (iii)  all cash and Deposit Accounts;

          (iv)  all Documents;

          (v)  all Equipment;

          (vi)  all General Intangibles;

          (vii)  all Instruments;

          (viii)  all Inventory;

          (ix)  all Investment Property;

          (x)  all Letter-of-credit rights;

          (xi)  all commercial tort claims set forth on Schedule III;

          (xii)  all books and records pertaining to the Article 9 Collateral;

          (xiii)  all Fixtures; and

          (xiv) to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing, including cash held in the Lockbox System and the Specified Deposit Accounts, and all collateral security and guarantees given by any Person with respect to any of the foregoing;

          provided, however, that notwithstanding anything to the contrary in
          --------  -------
this Section 4.01, the term "Article 9 Collateral" shall not include any Excluded Inventory.

          (b) Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the
Article 9 Collateral or any part thereof and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor, (ii) in the case of a financing statement filed as a fixture filing a sufficient description of the real property to which such Article 9 Collateral relates and (iii) a description of collateral that describes such property in any other manner as the Collateral Agent may reasonably determine is necessary or advisable to ensure the perfection of the security interest in the Article 9 Collateral granted to the Collateral Agent, including describing such property as "all assets" or "all property." Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.

          Each Grantor also ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

          The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

          (c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

          SECTION 4.02.  Representations and Warranties.  The Grantors jointly
                         -------------------------------
and severally represent and warrant to the Collateral Agent and the Secured Parties that:

          (a)  Each Grantor has good and valid rights in and title to the
Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained and is in full force and effect.

          (b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete as of the Effective Date. Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral that have been prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate (or specified by notice from the Company to the Collateral Agent after the Effective Date in the case of filings, recordings or registrations required by Sections 5.03(a) and
5.12 of the Revolving Credit Agreement, Sections 5.03(a) and 5.12 of the Term Loan Credit Agreement or Sections 15.01 and 15.02 of the Indenture) constitute all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, United States registered Trademarks and United States registered Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or amendments. Each Grantor represents and warrants that a fully executed agreement in the form hereof containing a description of all Article 9 Collateral consisting of Intellectual Property with respect to United States Patents (and Patents for which United States registration applications are pending), United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights (and Copyrights for which United States registration applications are pending) has been delivered to the Collateral Agent for recording with the United States Patent and Trademark Office and the United

States Copyright Office pursuant to 35 U.S.C. Sec. 261, 15 U.S.C. Sec. 1060 or 17 U.S.C. Sec. 205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other applicable jurisdiction and reasonably requested by the Collateral Agent, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all
Article 9 Collateral consisting of such Intellectual Property in which a security interest may be perfected by recording with the United States Patent and Trademark Office and the United States Copyright Office, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

          (c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Obligations, (ii) subject to the filings described in Section 4.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable and otherwise as may be required pursuant to the laws of any other applicable jurisdiction. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Liens expressly permitted to be prior to the Security Interest pursuant to
Section 6.02 of the Revolving Credit Agreement, Section 6.02 of the Term Loan Credit Agreement and Section 4.14 of the Indenture.

          (d) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, other than Liens expressly permitted pursuant to Section 6.02 of the Revolving Credit Agreement, Section 6.02 of the Term Loan Credit Agreement and Section 4.14 of the Indenture. As of the Effective Date, none of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section
6.02 of the Revolving Credit Agreement, Section 6.02 of the Term Loan Credit Agreement and Section 4.14 of the Indenture.

          (e) None of the Grantors holds any Commercial Tort Claim as of the Effective Date except as indicated on Schedule III.

          (f) All Accounts have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.

          SECTION 4.03.  Covenants.  (a) Each Grantor agrees promptly to notify
                         ----------
the Collateral Agent in writing of any change (i) in its legal name, (ii) in the location of any office in which it maintains books or records relating to
Article 9 Collateral owned by it or any office or facility at which Article 9 Collateral owned by it is located (including the establishment of any new such office or facility), (iii) in its identity or type of organization or corporate structure, (iv) in its Federal Taxpayer Identification Number or organizational identification number or (v) in its jurisdiction of organization. Each Grantor agrees promptly to provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the immediately preceding sentence. Each Grantor agrees not to effect or permit any change referred to in the first sentence of this paragraph (a) unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Article 9 Collateral. Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Article 9 Collateral owned or held by such Grantor is damaged or destroyed.

          (b) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Article 9 Collateral owned by it as is consistent with its current practices and in accordance with reasonably prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Article 9 Collateral, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail satisfactory to the Collateral Agent showing the identity, amount and location of any and all Article 9 Collateral.

          (c) Each year, at the earliest time of delivery of annual financial statements with respect to the preceding fiscal year required pursuant to any of
Section 5.01(a) of the Revolving Credit Agreement, Section 5.01(a) of the Term Loan Agreement or Section 4.02(d) of the Indenture, the Company shall deliver to the Collateral Agent a certificate executed by a Financial Officer and the chief legal officer of the Company (i) setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Effective Date or the date of the most recent certificate delivered pursuant to this Section 4.03(c) and (ii) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (i) of this Section 4.03(c) to the extent necessary to protect and perfect the Security Interest for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period). Each certificate delivered pursuant to this
Section 4.03(c) shall identify in substantially the format of Schedule V to this Agreement all Intellectual Property of any Grantor in existence on the date thereof and not then listed on such Schedules or previously so identified to the Collateral Agent.

          (d) Each Grantor shall, at its own expense, take any and all actions necessary (i) to defend title against all Persons to all Article 9 Collateral that, individually or in the aggregate, is material to such Grantor's business and (ii) to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.02 of the Revolving Credit Agreement, Section 6.02 of the Term Loan Credit Agreement or Section 4.14 of the Indenture.

          (e) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Article 9 Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

          Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule V or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Licenses, Patents or Trademarks; provided that any Grantor shall
                                             --------
have the right, exercisable within 10 days after it has been notified by the Collateral Agent of the specific identification of such Article 9 Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Article 9 Collateral. Each Grantor agrees that it will use its commercially reasonable efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Article 9 Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Article 9 Collateral.

          (f) The Collateral Agent and such Persons as the Collateral Agent may reasonably designate shall have the right, at the Grantors' own cost and expense, to inspect the Article 9 Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Article 9 Collateral is located, upon reasonable advance notice to the respective Grantor and at reasonable times, to discuss the Grantors' affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures, in accordance with Section 5.03 of the Revolving Credit Agreement, Section 5.03 of the Term Loan Credit Agreement and Sections 15.01 and 15.02 of the Indenture, the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the
Article 9 Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.

          (g) At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 6.02 of the Revolving Credit Agreement, Section 6.02 of the Term Loan Credit Agreement or Section 4.14 of the Indenture, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreements, the Indenture and this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however,
                                                          --------
that nothing in this Section 4.03(g) shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Transaction Documents.

          (h) If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent to the extent permitted by any contracts or arrangements to which such property is subject. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

          (i) Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each material contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

          (j) None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as expressly permitted by the Credit Agreements and the Indenture. None of the Grantors shall make or permit to be made any transfer of the Article 9 Collateral and each Grantor shall remain at all times in possession of the Article 9 Collateral owned by it, except that (i) Inventory and used, obsolete or surplus equipment may be sold in the ordinary course of business and (ii) the Grantors may use and dispose of the Article 9 Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreements, the Indenture and any other Transaction Document. Without limiting the generality of the foregoing, each Grantor agrees that it shall not permit any Inventory to be in the possession or control of any warehouseman, bailee, agent or processor at any time unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and shall have acknowledged in writing, in form and substance reasonably satisfactory to the Collateral Agent, that such warehouseman, agent, bailee or processor holds the Inventory for the benefit of the Collateral Agent subject to the Security Interest and shall act upon the instructions of the Collateral Agent without further consent from the Grantor, and that such warehouseman, bailee, agent or processor further agrees to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise; provided, however, that such requirement shall
                                  --------  -------
not apply to Inventory (i) located in a warehouse leased by a Grantor during the period ending 30 days after the date of this Agreement or (ii) located at retail stores of any Grantor if the Revolving Agent waives such requirement after its evaluation of the Borrowing Base pursuant to the last sentence of Section 5.09(b) of the Revolving Credit Agreement.

          (k) None of the Grantors will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements, granted or made in the ordinary course of business.

          (l) The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with the requirements set forth in Schedule IV hereto,
Section 5.07 of the Revolving Credit Agreement, Section 5.07 of the Term Loan Credit Agreement and Section 13.01(n) of the Indenture. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Actionable Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Actionable Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this Section 4.03(l), including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

          (m) Each Grantor shall maintain, in form and manner reasonably satisfactory to the Collateral Agent, its Chattel Paper and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such Chattel Paper has been assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

          SECTION 4.04.  Other Actions.  In order to further insure the
                         --------------
attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent's security interest in the Article 9 Collateral, each Grantor agrees, in each case at such Grantor's own expense, to take the following actions with respect to the following Article 9 Collateral:

          (a)  Instruments and Tangible Chattel Paper.  If any Grantor shall at
               ---------------------------------------
any time hold or acquire any Instruments or Tangible Chattel Paper, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.

          (b)  Investment Property.  Except to the extent otherwise provided in
               --------------------
Article III, if any Grantor shall at any time hold or acquire any Certificated Securities, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify.
If any securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, such Grantor shall immediately notify the Collateral Agent thereof and, at the Collateral Agent's request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of any Grantor or such nominee, or (ii) arrange for the Collateral Agent to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by any Grantor are held by such Grantor or its nominee through a securities intermediary or commodity intermediary, such Grantor shall immediately notify the Collateral Agent thereof and, at the Collateral Agent's request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (A) cause such securities intermediary or commodity intermediary (as the case may be) to agree to comply with entitlement orders or other instructions from the Collateral Agent to such securities intermediary as to such securities or other investment property (as the case may be), or to apply any value distributed on account of any commodity contract as directed by the Collateral Agent to such commodity intermediary, in each case without further consent of any Grantor or such nominee, or (B) in the case of Financial Assets or other Investment Property held through a securities intermediary, arrange for the Collateral Agent to become the entitlement holder with respect to such investment property, with the Grantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw or otherwise deal with such investment property. The Collateral Agent agrees with each of the Grantors that the Collateral Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Grantor, unless an Actionable Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights, would occur. The provisions of this paragraph (c) shall not apply to any financial assets credited to a securities account for which the Collateral Agent is the securities intermediary.

          (c)  Electronic Chattel Paper and Transferable Records.  If any
               --------------------------------------------------
Grantor at any time holds or acquires an interest in any Electronic Chattel Paper or any "transferable record," as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in
Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control under New York UCC Section 9-105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Collateral Agent agrees with such Grantor that the Collateral Agent will arrange, pursuant to procedures reasonably satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent's loss of control, for the Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Actionable Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such Electronic Chattel Paper or transferable record.

          (d)  Letter-of-Credit Rights.  If any Grantor is at any time a
               ------------------------
beneficiary under a letter of credit now or hereafter issued in favor of such Grantor, such Grantor shall promptly notify the Collateral Agent thereof and, at the request and option of the Collateral Agent, such Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of the letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be paid to the applicable Grantor unless an Actionable Default has occurred or is continuing.

          (e)  Commercial Tort Claims.  If any Grantor shall at any time hold or
               -----------------------
acquire a Commercial Tort Claim, the Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor including a summary description of such claim and grant to the Collateral Agent in writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

          SECTION 4.05.  Covenants Regarding Patent, Trademark and Copyright
                         ---------------------------------------------------
Collateral.  (a)  Each Grantor agrees that it will not do any act or omit to do
-----------
any act (and will exercise commercially reasonable efforts to prevent its licensees from doing any act or omitting to do any act) whereby any Patent that is material to the conduct of such Grantor's business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

          (b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor's business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration or claim of trademark or service mark to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

          (c) Each Grantor (either itself or through its licensees or its sublicensees) will, for each work covered by a Copyright material to the conduct of such Grantor's business, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

          (d) Each Grantor shall notify the Collateral Agent immediately if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of such Grantor's business may become abandoned, lost or dedicated to the public, or of any materially adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor's ownership of any such Patent, Trademark or Copyright, its right to register the same, or its right to keep and maintain the same.

          (e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent with the United States Patent and Trademark Office or for the registration of any Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent thereof, and, upon the request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent's security interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

          (f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

          (g)  In the event that any Grantor has reason to believe that any
Article 9 Collateral consisting of a material Patent, Trademark or Copyright has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor shall promptly notify the Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Article 9 Collateral.

          (h) Upon and during the continuance of an Actionable Default, each Grantor shall use its best efforts to obtain all requisite consents or approvals from the licensor under each Copyright License, Patent License or Trademark

License to effect the assignment of all such Grantor's right, title and interest thereunder to the Collateral Agent or its designee.

          (i) Within 30 days of the date of this Agreement, each Grantor shall have made all necessary filings and taken all necessary steps to cause the Patents and Trademarks listed on Schedule V(b) to be filed with the United States Patent and Trademark Office under the correct name of such Grantor.

          SECTION 4.06.  Lockbox System.   (a) The Grantors have established in
                         ---------------
the name of the Collateral Agent, and subject to the control of the Collateral Agent pursuant to the Lockbox Agreement, for the benefit of the Collateral Agent and the other Secured Parties, a system of lockboxes and related accounts (the "Lockbox System") with JPMorgan Chase Bank into which the Proceeds of all
 --------------
Accounts and Inventory shall be deposited and forwarded to the Collateral Agent in accordance with the Lockbox Agreements.

          (b) Except with respect to the Accounts described in clause (d) below, the Grantors shall (x) cause all Account Debtors (and any other Person obligated to make payments on Accounts or in respect of Inventory) to pay, and all Accounts Receivable to be paid, into the Specified Deposit Accounts and the Grantors shall promptly give and maintain standing instructions to the Account Debtors to such effect and (y) promptly deposit all other payments received by it on account of Accounts and Inventory, whether in the form of cash, checks, notes, drafts, bills of exchange, money orders or otherwise, in the Specified Deposit Accounts in precisely the form in which received (but with any endorsements of such Grantor necessary for deposit or collection), and until they are so deposited, such payments shall be held in trust by such Grantor for and as the property of the Collateral Agent.

          (c) Without the prior written consent of the Collateral Agent, no Grantor shall, in a manner adverse to the Lenders or the Noteholders, change the general instructions given to Account Debtors in respect of payment on Accounts to be deposited in the Specified Deposit Accounts. Until the Collateral Agent shall have advised the Grantors to the contrary, each Grantor shall, and the Collateral Agent hereby authorizes each Grantor to, enforce and collect all amounts owing on the Inventory and Accounts, for the benefit and on behalf of the Collateral Agent and the other Secured Parties, provided that such privilege
                                                    --------
may at the option of the Collateral Agent be terminated upon the occurrence and during the continuance of any Actionable Default.

          (d) The Grantors shall give and maintain standing instructions that all amounts in the Specified Deposit Accounts shall be transferred into the Concentration Account at the end of each Business Day and shall not change such instructions without the prior written consent of the Collateral Agent. All Proceeds stemming from the sale of a substantial portion of the Collateral (other than Proceeds of Inventory and Accounts) that have been received by a Grantor on any Business Day will be transferred into the Concentration Account on such Business Day.

          (e) The Grantors shall cause all Proceeds of Inventory and Accounts (other than Excluded Inventory) relating to the retail stores of the Grantors to be transferred into the Concentration Account not less than two times per week.

World Kitchen, Inc. shall cause the lockbox agreement named on Schedule 4.06(d) to be closed not later than 90 days from the date hereof.

          (f) The applicable Grantors have executed the Lockbox Agreement with respect to the Concentration Account. The Concentration Account is, and shall remain, under the sole dominion and control of the Collateral Agent. Each Grantor acknowledges and agrees that (i) such Grantor has no right of withdrawal from the Concentration Account, (ii) the funds on deposit in the Concentration Account shall continue to be collateral security for all the Obligations and
(iii) upon the occurrence and during the continuance of an Actionable Default, at the Collateral Agent's election, the funds on deposit in the Concentration Account may be applied as provided in Section 5.02. So long as no Actionable Default has occurred and is continuing, the Collateral Agent shall promptly remit any funds on deposit in the Concentration Account to the General Fund Account and the Company shall have the right, at any time and from time to time, to withdraw such amounts from the General Fund Account as it shall deem to be necessary or desirable.

          (g) Effective upon notice to the Grantors from the Collateral Agent after the occurrence and during the continuance of an Actionable Default (which notice may be given by telephone if promptly confirmed in writing), the Concentration Account will, without any further action on the part of any Grantor, the Collateral Agent or any Sub-Agent, convert into a closed lockbox account under the exclusive dominion and control of the Collateral Agent in which funds are held subject to the rights of the Collateral Agent hereunder. Each Grantor irrevocably authorizes the Collateral Agent to notify the Sub-Agent
(i) of the occurrence of an Actionable Default and (ii) of the matters referred to in this paragraph (d). Following the occurrence of an Actionable Default, the Collateral Agent may instruct the Sub-Agent to transfer immediately all funds held in each deposit account to the Concentration Account. Each Grantor hereby agrees to irrevocably direct the Sub-Agent to comply with the instructions of the Collateral Agent with respect to the relevant Collection Deposit Account without further consent from the Grantor or any other Person.

          (h) The Grantors shall not amend, modify or change the Lockbox System in any manner without the prior written consent of the Collateral Agent. The Grantors shall not open any new deposit account (i) without the prior written consent of the Collateral Agent and (ii) unless the applicable Grantor executes, and causes the depositary bank to execute, a deposit account control agreement in form and substance satisfactory to the Collateral Agent.

                                    ARTICLE V

                                    Remedies
                                    --------

          SECTION 5.01.  Remedies Upon Default.  Upon the occurrence and during
                         ----------------------
the continuance of an Actionable Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such
Article 9 Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale of Collateral the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives and releases (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

          The Collateral Agent shall give the applicable Grantors ten days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale. At any such sale, the Collateral , or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section 5.01, any Secured Party may bid for or purchase for cash, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Actionable Defaults shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

          SECTION 5.02.  Application of Proceeds.  The Collateral Agent shall
                         ------------------------
apply the proceeds of any collection or sale of Collateral, as well as any Collateral consisting of cash, as follows:

          FIRST, to the payment of all costs and expenses incurred by the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Transaction Document or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Transaction Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Transaction Document;

          SECOND, to the Collateral Agent for distribution to the Secured Parties as provided in Section 4.01 of the Intercreditor Agreement for the payment in full of the Obligations owed to the Secured Parties; and

          THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

Subject to the terms of the Intercreditor Agreement, the Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

          SECTION 5.03.  Grant of License to Use Intellectual Property.  For the
                         ----------------------------------------------
purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Actionable Default, provided that any license, sublicense or other transaction
                    --------
entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Actionable Default.

          SECTION 5.04.  Securities Act, etc.  In view of the position of the
                         --------------------
Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws") with respect to any
                            -----------------------
disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

          SECTION 5.05.  Registration, etc.  Each Grantor agrees that, upon the
                         ------------------
occurrence and during the continuance of an Actionable Default, if for any reason the Collateral Agent desires to sell any of the Pledged Collateral at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its best efforts to take or to cause the issuer of such Pledged Collateral to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Pledged Collateral. Each Grantor further agrees to indemnify, defend and hold harmless the Collateral Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including, without limitation, reasonable fees and expenses to the Collateral Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Grantor or the issuer of such Pledged Collateral by the Collateral Agent or any other Secured Party expressly for use therein. Each Grantor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Collateral to qualify, file or register, any of the Pledged Collateral under the Blue Sky or other securities laws of such states as may be requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Grantor will bear all costs and expenses of carrying out its obligations under this Section 5.05. Each Grantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 5.05 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 5.05 may be specifically enforced.

                                   ARTICLE VI

                    Indemnity, Subrogation and Subordination
                    ----------------------------------------

          SECTION 6.01.  Indemnity and Subrogation.  In addition to all such
                         --------------------------
rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6.03), the Company agrees that (a) in the event a payment shall be made by any Guarantor under this Agreement in respect of any Obligation, the Company shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part an Obligation, the Company shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

          SECTION 6.02.  Contribution and Subrogation.  Each Guarantor (a
                         -----------------------------
"Contributing Guarantor") agrees (subject to Section 6.03) that, in the event a
 ----------------------
payment shall be made by any other Guarantor hereunder in respect of any

Obligation or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy any Obligation owed to any Secured Party and such other Guarantor (the "Claiming Guarantor") shall not have been fully indemnified
                      ------------------
by the Company as provided in Section 6.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 7.16, the date of the supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 6.02 shall be subrogated to the rights of such Claiming Guarantor under Section 6.01 to the extent of such payment.

          SECTION 6.03.  Subordination.  (a) Notwithstanding any provision of
                         --------------
this Agreement to the contrary, all rights of the Guarantors under Sections 6.01 and 6.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of the Company or any Guarantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

          (b) Each Guarantor hereby agrees that all Indebtedness and other monetary obligations owed by it to any other Guarantor or any Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.

                                  ARTICLE VII

                                  Miscellaneous
                                  -------------

          SECTION 7.01.  Notices.  All communications and notices hereunder
                         --------
shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Revolving Credit Agreement. All communications and notices hereunder to any Subsidiary Party shall be given to it in care of the Company as provided in Section 9.01 of the Revolving Credit Agreement.

          SECTION 7.02.  Security Interest Absolute.  All rights of the
                         ---------------------------
Collateral Agent hereunder, the Security Interest, the security interest in the Pledged Collateral and all obligations of each Grantor and Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreements, the Indenture, any other Transaction Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreements, the Indenture, any other Transaction Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or Guarantor in respect of the Obligations or this Agreement.

          SECTION 7.03.  Survival of Agreement.  All covenants, agreements,
                         ----------------------
representations and warranties made by the Grantors in the Transaction Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Transaction Document shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Transaction Documents and the making of any Loans, issuance of any Letters of Credit, acceptance of any obligations and issuance of any Senior Subordinated Notes, regardless of any investigation made by any Secured Party or on its behalf and notwithstanding that the Administrative Agent, the Collateral Agent, the Issuing Bank, any Lender, or any Noteholder may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Revolving Credit Agreement or any obligation is accepted under the Term Loan Credit Agreement or the Indenture, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan, any Senior Subordinated Note or any fee, or any other amount payable under any Transaction Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

          SECTION 7.04.  Binding Effect; Several Agreement.  This Agreement
                         ----------------------------------
shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective permitted successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement, the Credit Agreements or the Indenture. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

          SECTION 7.05.  Successors and Assigns.  Whenever in this Agreement any
                         -----------------------
of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns.

          SECTION 7.06.  Collateral Agent's Fees and Expenses; Indemnification.
                         ------------------------------------------------------
(a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.03 of the Revolving Credit Agreement, Section 9.03 of the Term Loan Credit Agreement and Section 4.16 of the Indenture.

          (b) Without limitation of its indemnification obligations under the other Transaction Documents, each Grantor jointly and severally agrees to indemnify the Collateral Agent and each of the other Indemnitees (defined as such in any of Section 9.03 of the Revolving Credit Agreement, Section 9.03 of the Term Loan Credit Agreement or Section 4.17 of the Indenture) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto, or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not,
                                       --------
as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

          (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Transaction Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Transaction Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 7.06 shall be payable on written demand therefor.

          SECTION 7.07.  Collateral Agent Appointed Attorney-in-Fact.  Each
                         --------------------------------------------
Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Actionable Default, with full power of substitution either in the Collateral Agent's name or in the name of such Grantor, (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral; (d) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (e) to send verifications of Accounts to any Account Debtor; (f) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (g) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (h) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (i) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, that nothing herein contained shall be construed as requiring or
--------
obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

          SECTION 7.08.  GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND
                         -------------
OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

          SECTION 7.09.  Waivers; Amendment.  (a) No failure or delay by the
                         -------------------
Administrative Agent, the Collateral Agent, the Issuing Bank, any Lender, any Noteholder or any other Secured Party in exercising any right, power or remedy hereunder or under any other Transaction Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies of the Administrative Agent, the Collateral Agent, the Issuing Bank, the Lenders and the Noteholders hereunder and under the other Transaction Documents are cumulative and are not exclusive of any rights, powers or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.09 and Section
7.04 of the Intercreditor Agreement, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan, issuance of a Letter of Credit, acceptance of the obligations or issuance of a Senior Subordinated Note shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, the Collateral Agent, the Issuing Bank, any Lender or any Noteholder may have had notice or knowledge of such Default at the time. No notice or demand on any Grantor in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with the Intercreditor Agreement, Section 9.02 of the Revolving Credit Agreement, Section 9.02 of the Term Loan Credit Agreement and Sections
9.01 and 9.02 of the Indenture.

          SECTION 7.10.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES,
                         ---------------------
TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS

CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.

          SECTION 7.11.  Severability.  Any provision of this Agreement held to
                         -------------
be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability in such jurisdiction of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

          SECTION 7.12.  Counterparts.  This Agreement may be executed in
                         -------------
counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in
Section 7.04. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 7.13.  Headings.  Article and Section headings and the Table
                         ---------
of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

          SECTION 7.14.  Jurisdiction; Consent to Service of Process. (a) Each
                         --------------------------------------------
of the Grantors hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Transaction Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Transaction Document shall affect any right that the Administrative Agent, the Collateral Agent, the Issuing Bank, any Lender or any Noteholder may otherwise have to bring any action or proceeding relating to this Agreement or any other Transaction Document against any Grantor or Guarantor, or its properties, in the courts of any jurisdiction.

          (b) Each of the Grantors hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Transaction Document in any court referred to in paragraph (a) of this Section
7.14. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement or any other Transaction Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 7.15.  Termination or Release.  (a) This Agreement, the
                         -----------------------
guarantees made herein, the Security Interest and all other security interests granted hereby shall terminate when (i) all the Revolving Obligations and the Term Loan Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreements, the LC Exposure has been reduced to zero, the Issuing Bank has no further obligations to issue Letters of Credit and (ii)(x) the Noteholder Obligations have been paid in full,
(y) a satisfaction and discharge of the Indenture has occurred pursuant to
Article 8 thereto or (z) the Company exercises its legal defeasance option or covenant defeasance option pursuant to Article 8 of the Indenture.

          (b) A Subsidiary Party shall automatically be released from its obligations hereunder and the security interests in the Collateral of such Subsidiary Party shall be automatically released upon the consummation of any transaction permitted by the Credit Agreements and the Indenture as a result of which such Subsidiary Party ceases to be a Subsidiary of the Company; provided
                                                                      --------
that the requisite Secured Parties shall have consented to such transaction (to the extent required by the Credit Agreements and the Indenture) and the terms of such consent did not provide otherwise.

          (c) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreements and the Indenture to any Person that is not a Grantor, or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to
Section 9.02 of the Revolving Credit Agreement, Section 9.02 of the Term Loan Credit Agreement and Section 15.03 of the Indenture, the security interest in such Collateral shall be automatically released.

          (d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) of this Section 7.15, the Collateral Agent shall execute and deliver to any Grantor at such Grantor's expense all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 7.15 shall be without recourse to or warranty by the Collateral Agent.

          SECTION 7.16.  Additional Subsidiaries.  Pursuant to Section 5.12 of
                         ------------------------
the Revolving Credit Agreement, Section 5.12 of the Term Loan Credit Agreement and Section 4.11 of the Indenture, each Subsidiary of a Grantor that was not in existence or not a Subsidiary on the date of the Credit Agreements and the Indenture and is not a Foreign Subsidiary is required to enter into this Agreement as a Subsidiary Party upon becoming such a Subsidiary. Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Exhibit I hereto, such Subsidiary shall become a Subsidiary Party hereunder with the same force and effect as if originally named as a Subsidiary Party herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

          SECTION 7.17.  Right of Setoff.  To the extent permitted by the
                         ----------------
Intercreditor Agreement, if an Actionable Default shall have occurred and be continuing, each Lender and each of its Affiliates and each Noteholder and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate or Noteholder or Affiliate to or for the credit or the account of any Subsidiary Party against any of and all the obligations of such Subsidiary Party now or hereafter existing under this Agreement owed to such Lender or Noteholder, irrespective of whether or not such Lender or Noteholder shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender and Noteholder under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or Noteholder may have.

          SECTION 7.18.  References to Credit Agreements and Indenture.  Upon
                         ----------------------------------------------
the indefeasible payment in full of the Revolving Obligations (and the reduction of the LC Exposure to zero and the termination of all commitments to lend or provide Letters of Credit under the Revolving Credit Agreement), the Term Loan Obligations or the Noteholder Obligations (or a satisfaction and discharge of the Indenture pursuant to Article 8 thereto or the exercise by the Company of its legal defeasance or covenant defeasance option pursuant to Article 8 of the Indenture), all references in this Agreement to the terms of the Revolving Credit Agreement, the Term Loan Credit Agreement or the Indenture, as the case may be, shall become null and void, except with respect to any provisions thereof that expressly survive the termination thereof.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       WKI HOLDING COMPANY, INC.,

                                         by
                                             /s/ James A. Sharman
                                             ---------------------------------
                                             Name:  James A. Sharman
                                             Title:  President & CEO

                                       WORLD KITCHEN, INC.,

                                         by
                                             /s/ James A. Sharman
                                             ---------------------------------
                                             Name:  James A. Sharman
                                             Title:  President & CEO

                                       EKCO GROUP, LLC,

                                         by
                                             /s/ James A. Sharman
                                             ---------------------------------
                                             Name:  James A. Sharman
                                             Title:  President & CEO

                                       WORLD KITCHEN (GHC), LLC,

                                         by
                                             /s/ James A. Sharman
                                             ---------------------------------
                                             Name:  James A. Sharman
                                             Title:  President & CEO

                                       EKCO HOUSEWARES, INC.,

                                         by
                                             /s/ James A. Sharman
                                             ---------------------------------
                                             Name:  James A. Sharman
                                             Title:  President & CEO

                                       EKCO MANUFACTURING OF OHIO, INC.,

                                         by
                                             /s/ James A. Sharman
                                             ---------------------------------
                                             Name:  James A. Sharman
                                             Title:  President & CEO

                                       WKI LATIN AMERICA HOLDING, LLC,

                                         by
                                             /s/ Raymond J. Kulla
                                             ---------------------------------
                                             Name:  Raymond J. Kulla
                                             Title:  Manager

                                       JPMORGAN CHASE BANK, as Collateral Agent,

                                         by
                                             /s/ Patrick Daniello
                                             ---------------------------------
                                             Name:  Patrick Daniello
                                             Title:  Managing Director

                                                                   Schedule I to
                                                               the Guarantee and
                                                            Collateral Agreement


                               SUBSIDIARY PARTIES


World Kitchen, Inc.
EKCO Group, LLC
World Kitchen (GHC), LLC
EKCO Housewares, Inc.
EKCO Manufacturing of Ohio, Inc.
WKI Latin America Holding, LLC